Exhibit 10.39

BUILDING NO. 3

AMENDMENT NO. 11 TO LEASE

THIS AGREEMENT made this 22nd day of November, 2011, by and between EWE WAREHOUSE INVESTMENTS V, LTD., as Lessor and MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES, as Lessee located at 2780-2880 Old State Route 73, Wilmington, Ohio 45177.

WITNESSETH:

WHEREAS, Lessor and Lessee entered into a Lease dated September 27, 1990, as amended June 28, 1996, July 31, 1998, June 26, 2000, July 31, 2002, February 28, 2005, October 26, 2006, January 28, 2009, October 13, 2009, February 5, 2010 and September 29, 2010, and

WHEREAS, the Lessor and Lessee desire to amend the Lease of approximately 102,400 square feet to extend the Term and revise the Rent.

NOW THEREFORE, the Lease is amended as follows.

1. Article 1. TERM. shall be revised as follows.

Effective March 1, 2012, the term of this Lease shall be extended for an additional one (1) year for a total term of twenty-two (22) years, two (2) months commencing January 1, 1991 and ending February 28, 2013, both dates inclusive.

2. Lessee warrants that Lessee has accepted and is now in possession of the Premises and that the Lease is valid and presently in full force and effect. Lessee accepts the Premises in its present “as is” condition.

3. Article 4. RENT. shall be revised as follows.

For the one (1) year period commencing March 1, 2012 and ending February 28, 2013, the Lessee shall pay to the Lessor as Annual Rent for the Leased Premises the sum of FOUR HUNDRED FORTY-EIGHT THOUSAND FIVE HUNDRED TWELVE AND 00/100 DOLLARS ($448,512.00) which shall be paid in equal monthly installments of THIRTY-SEVEN THOUSAND THREE HUNDRED SEVENTY-SIX AND 00/100 DOLLARS ($37,376.00), due and payable on the first day of each month, in advance, without demand.

Checks should be made payable to Easton & Associates Management Account c/o The Easton Group, 10165 N. W. 19th St., Miami, FL 33172. Said rent shall be paid to the Lessor, or to the duly authorized agent of the Lessor, at its office during business hours. If the commencement date of this Lease is other than the first day of the month, any rental adjustment or additional rents hereinafter provided for shall be prorated accordingly. The Lessee will pay the rent as herein provided, without deduction whatsoever, and without any obligation of the Lessor to make demand for it. Any installment of rent accruing hereunder and any other sum payable hereunder, if not paid when due, shall bear interest at the rate of eighteen percent (18%) per annum until paid.

Section 2. Shall remain the same.

Section 3. Shall remain the same.

4. Except as expressly amended herein, all other terms and conditions of the Lease remain in full force and effect.

IN WITNESS WHEREOF, the Lessor and Lessee have affixed their signatures to duplicates of this Amendment, this 22nd day of November, 2011, as to Lessee and this 30th day of November, 2011, as to Lessor.

Signed and acknowledged in the presence of:	Lessor:	EWE WAREHOUSE INVESTMENTS V, LTD.
By: MV Realty, Inc.
Its: Managing Agent

/s/ KELLI L. WILSON	By:	/s/ BARBARA J. GILMORE
Kelli L. Wilson		Barbara J. Gilmore
Print Name	Title:	Authorized Signer

/s/ KATHLEEN E. NELMS
Kathleen E. Nelms
Print Name

	Lessee:	MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES

/s/ LINDA JACKSON	By:	/s/ ROBERT PRATT
Linda Jackson		Robert Pratt
Print Name	Title:	Vice President of Facilities/Site Services

/s/ PAMELA BERUBE-PETERS
Pamela Berube-Peters
Print Name

STATE OF OHIO, COUNTY OF MONTGOMERY, SS:

The foregoing instrument was acknowledged before me this 30th day of November, 2011, by Barbara J. Gilmore, Authorized Signer of MV Realty, Inc., Managing Agent of EWE WAREHOUSE INVESTMENTS V, LTD., on behalf of said company.

/s/ SHARON L. RISLUND
Notary Public

STATE OF NEW HAMPSHIRE, COUNTY OF HILLSBOROUGH, SS:

The foregoing instrument was acknowledged before me this 22nd day of November, 2011, by Robert Pratt, the Vice President of Facilities/Site Services of MERRIMACK SERVICES CORPORATION dba PC CONNECTION SERVICES, a corporation on behalf of said corporation.

/s/ MICHELLE L. GAUTHIER
Notary Public

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